NATIONWIDE MUTUAL FUNDS
Nationwide Small Company Growth Fund

Supplement dated August 29, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.
Effective at close of business on September 29, 2017 (the "Effective Date"), the Nationwide Small Company Growth Fund (the "Fund") will no longer accept purchase orders from new investors. Investors who own shares of the Fund as of the Effective Date may continue to purchase shares. Notwithstanding the foregoing, customers of U.S. Bancorp Investments, Inc. whose accounts are maintained at Charles Schwab & Co., Inc. may continue to establish new accounts to purchase shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE